Business Update June 18, 2024 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Highly engaged team committed to delivering best-in-class results for our customers, communities and investors

Continuing best-in-class engagement, health and safety of our employees

- ✓ *Received Gallup Great Workplace Award for 12th consecutive year*
- ✓ *2024 Best Employers award for excellence in health and well-being*

Addressing our customers' most vital needs

- ✓ *DTE Gas celebrates 175 years of delivering natural gas in Michigan*
- ✓ *Received the EPA's ENERGY STAR Partner of the year award recognizing best practices in energy efficiency*

Supporting our communities

- ✓ *Continuing focus on Michigan investments; invested $890 million with Detroit suppliers and $2.7 billion with Michigan businesses in 2023*

Delivering premium shareholder returns

- ✓ *2024 operating EPS[1] guidance provides 7% growth from 2023 original guidance midpoint; long-term operating EPS growth rate target of 6% - 8% through 2028*
- ✓ *Celebrating 115 years of being continuously listed on New York Stock Exchange*

95% of 5-year investment plan in utilities 2024 - 2028
(billions)



DTE Electric
$20
~$25 billion
DTE Gas
$3.7
DTE Vantage
$1.0 - $1.5

10-year investment plan of over $50 billion

Operating EPS guidance midpoint



$6.25
7%
$6.69
6% - 8%
2023 original guidance
2024 guidance

1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

DTE
3

Modernizing electric grid Preparing for impacts of increased extreme weather events and increased demand from vehicle electrification Transitioning to cleaner generation Shifting generation from coal to renewables supported by cleaner natural gas and storage Executing customer-focused capital investment plan while maintaining affordability 4 Investing in customer-focused initiatives… …while maintaining affordability ✓ Distinctive continuous improvement culture drives cost management ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions ✓ Inflation Reduction Act (IRA) supports transition to cleaner energy while supporting customer affordability goals and further enhancing DTE Vantage opportunities ✓ IRP reduces future costs to customers by up to $2.5 billion Renewing gas infrastructure Continuing gas main renewal to maintain long- term safety and reliability and reduce GHG emissions

Rate case underpins next step in our $9 billion grid reliability and $7 billion cleaner generation investment commitment while maintaining affordability

Committed to improve reliability...

- Creating a more reliable grid over the next five years, reducing power outages by 30% and cutting outage time in half by 2029
  - Accelerating the deployment of grid automation technology and rebuilding significant portions of aging grid
  - Upgrading existing infrastructure including stronger poles and fiberglass crossarms which can better withstand extreme weather
  - Continuing to trim trees around equipment and power lines; trees falling and damaging our equipment accounts for 50% of customer outages

Targeting above industry median performance by 2029 for average system availability (%)


100.00
99.97
99.94
99.91
99.88
Investment plan
Base investment only
Baseline
2024
2025
2026
2027
2028
2029

...while transitioning to cleaner generation and keeping bill increases below Great Lakes and National average

- Transitioning to cleaner generation and ending coal use in 2032 to reduce carbon emissions
  - Ceasing coal use at Belle River power plant in 2026; converting to a natural gas peaking resource
  - Retiring two coal units at Monroe power plant in 2028; retiring the remaining two units in 2032
  - Repurposing the former Trenton Channel power plant to a battery energy storage system; expected to be operational in 2026

Electric bill increase well below national average

Average annual residential bill growth since 2020[1]


1.2%
5.3%
6.5%
DTE Electric
Great Lakes average
National average

1. Source: Energy Information Administration (EIA)

DTE
5

DTE Electric: transformational investments in distribution and generation

Achieving success in cleaner generation and reliability in 2024

- Received approval to construct a 220 MW, 880 MWh battery energy storage system at the site of the former Trenton Channel power plant; expected to be operational in 2026, will be the largest standalone battery energy storage project in the Great Lakes region
- Filed rate case in March that underpins customer-focused investments in system reliability, grid modernization and cleaner generation while managing affordability
- Achieved one of our fastest restorations for a large storm in January, restoring 96% of customers within 48 hours
- Continuing infrastructure rebuild with the replacement of 4.8kV system; customers experienced 90% reliability improvement on circuits in communities where conversion work was completed

Capital investment plan focused on building the grid of the future and transitioning to cleaner generation

- Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero[1] by 2050
  - Cleaner generation investment driven by expanded renewables and utility-scale energy storage; provides more affordable energy for customers over the long term
  - Renewable investment supports continued success of MIGreenPower voluntary program

DTE Electric investment
(billions)



$18
$20
11%
$5
$9
$4
$7
$9
$4
Cleaner generation
Distribution infrastructure
Base infrastructure
2023 - 2027 prior plan
2024 - 2028 current plan

1. Definition of net zero included in the appendix

DTE 6

DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions 7 Gas renewal program Base infrastructure $1.6 $1.6 $2.0 $2.1 2023 - 2027 prior plan 2024 - 2028 current plan $3.6 $3.7 DTE Gas investment (billions) Continuing main renewal to improve system reliability in 2024 • Targeting over 200 miles of main renewal in 2024 • Filed rate case in January focusing on continued system reliability and reducing carbon emissions, with a continued focus on safety and affordability for customers Capital investment focused on infrastructure improvements and decarbonization • Significant investment recovered through Infrastructure Recovery Mechanism (IRM) to support main renewal − Renewed over 1,700 miles since program inception − Gas renewal investments minimize leaks and reduce costs • Base infrastructure investments enhance transmission, compression, distribution and storage • Targeting to reduce GHG emissions by 65% by 2030, 80% by 2040 and net zero by 2050 − Natural Gas Balance program empowers customers to manage their carbon footprint using both carbon offsets and RNG

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Renewables includes wood and landfill gas facilities 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 8 Opportunities and strong project pipeline in 2024 • Placing large custom energy solutions project into commercial operation in 2024 Capitalizing on a growing preference for cleaner, more efficient energy • Strong development pipeline in RNG, large custom energy solutions and carbon capture and sequestration projects − Expanded long-term, fixed-fee custom energy solutions agreement with Ford Motor Company in Tennessee to build, own, operate and maintain its central utility plant and distribution infrastructure − IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and power to be more economic − Strong RNG market growth supported by the federal RFS and California’s LCFS Long-term growth driven by a combination of custom energy solutions, RNG/renewables1 and new decarbonization opportunities • 2024 guidance of $125 - $135 million; 2028 operating earnings2 projection of $200 - $210 million − Targeting operating earnings growth of over $15 million annually • $1.0 - $1.5 billion capital investment 2024 - 2028

Maintaining strong cash flows, balance sheet and credit profile 9 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing near-term debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

10 Appendix

2024 operating EPS1 guidance midpoint provides 7% growth over 2023 original guidance midpoint 11 (millions, except EPS) 2024 guidance DTE Electric $1,100 - $1,120 DTE Gas 295 - 305 DTE Vantage 125 - 135 Energy Trading 30 - 40 Corporate & Other (195) - (185) DTE Energy $1,355 - $1,415 Operating EPS $6.54 - $6.83 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

2024 guidance DTE Electric Base infrastructure $630 New generation 1,200 Distribution infrastructure 1,550 $3,380 DTE Gas Base infrastructure $380 Gas renewal program 335 $715 Non-utility $550 - $650 Total $4,645 - $4,745 2024 guidance Cash from operations1 $3.3 Capital expenditures (4.7) Free cash flow ($1.4) Dividends (0.8) Other - Net cash ($2.2) Debt financing Issuances $4.3 Redemptions (2.1) Total debt financing $2.2 Cash flow and capital expenditures guidance 12 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

Superior corporate citizenship and community involvement 2023 Edison Electric Institute Business Diversity Excellence Award Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 13 Award-winning commitment to ESG priorities Gallup Exceptional Workplace Award 12 consecutive years 2024 Energy STAR Partner of the Year Award

IRP outlines accelerated path to cleaner energy 77% 31% 15% 17% 19% 20% 18% 12% 2% 24% 27% 34% 20% 3% 4% 6% 6% 6% 1% 22% 32% 42% 62% 2005 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage 14 1. Generation mix subject to change

IRP supports transition to cleaner energy future while focusing on reliability and affordability Accelerating path to cleaner generation… …while continuing to focus on customer affordability and economic development • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero by 2050 • Ceasing coal use at Belle River power plant in 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe power plant in 2028; accelerating retirement of remaining two units from 2035 to 2032; studying a range of replacement technology solutions • Accelerating the development of energy storage, targeting 780 MW through 2030 and 1,830 MW by 2042 • Developing 6,500 MW of solar and 8,900 MW of wind by 2042 • Investing over $11 billion in the next 10 years in the cleaner energy transition, supporting more than 32,000 Michigan jobs • Developing more than 15,000 MW of Michigan-generated renewable energy by 2042, the equivalent of powering approximately 4 million homes • Directing an additional $110 million to support most vulnerable customers • Reducing future costs to customers by up to $2.5 billion 15

Energy policy drives Michigan’s clean energy future and supports our cleaner energy journey • Accelerates the pace of decarbonization and deployment of renewables − Renewable compliance standard of 50% by 2030 and 60% by 2035 − Clean energy standard of 80% by 2035 and 100% by 2040 − Allows MPSC to approve emerging low and zero carbon technologies, including carbon capture and sequestration − Sets 2,500 MW statewide energy storage target − Raises energy efficiency targets and increases incentives − Provides flexibility in meeting targets and off-ramps for resource adequacy, excessive cost and feasibility − Allows financial compensation mechanism on power purchase agreements for renewable energy and energy storage • Supportive of IRP plan and clean energy goals 16

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Providing residential and commercial rebates, infrastructure support and fleet advisory services • Offering unique solutions such as EV rebates for low and moderate income customers Program-to-date major milestones • 1,880 level 2 public chargers approved and over 1,300 installed; over 60 direct current fast chargers installed • 12 electric bus deployments with the local regional transit agencies • 16 electric school buses deployed and an additional 91 buses awarded through the first and second rounds of the EPA’s Clean School Bus Program 2019 program inception 1.3 million gallons of gasoline saved 6,260 residential rebates 17

MIGreenPower program continues significant growth 1,830 business customers 99,400 residential customers 2,440 MW subscribed • Allows customers to attribute up to 100% of electricity use to renewable sources • Recognized by National Renewable Energy Laboratory as having the largest Green Tariff program in the country, fulfilling more load under contracted subscriptions than any other program • Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis Voluntary renewable customers 18

Natural Gas Balance program empowers customers to manage their carbon footprint • Offering an affordable way to balance 25% to 100% of customers’ GHG emissions • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception ~13,000 customers subscribed 42,000 metric tons of CO2-e have been offset 19

$2.7b invested with Michigan businesses in 2023 $890m invested with Detroit suppliers in 2023 $990m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2023 60+ supplier diversity awards earned since 2018 77,000 jobs created since 2010 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity $28 $95 $215 $82 $120 $294 2023 Michigan spend (millions) 20

Economic development fuels Michigan’s growth ✓ Michigan ranked in the top 10 by CNBC for America’s Top States for Business in 2023 ✓ $4 billion General Motors investment to convert an assembly plant to produce full-size electric pickup trucks, creating 2,300 jobs ✓ $1.7 billion LG Energy Solution investment to expand battery manufacturing facility, creating 1,200 jobs ✓ $1 billion in federal funding to develop a new hydrogen production plant and a refueling center, creating 1,500 jobs ✓ $773 million Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit’s New Center neighborhood for a leading-edge medical research center alongside mixed-use residential and commercial buildings, creating 735 jobs ✓ $425 million Copperwood Resources Inc. investment to open Copperwood Mine to supply copper material for the mobility and clean tech industries, creating 380 jobs ✓ $400 million Nel Hydrogen investment for a new manufacturing facility to produce green hydrogen, creating 500 jobs ✓ $397 million Sterling Group investment for a hotel on the former site of Joe Louis Arena in Detroit, creating 350 jobs 21 DTE Energy named one of the 2023 Top Utilities in Economic Development by Site Selection Magazine

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Employees with disabilities group Latino and Hispanic group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern American group Military veterans group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred 22

9.5 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 11 1 92% independent 4 8 33% gender or ethnically diverse 65 - 69 70 - 7460 - 64 68 years average age <4 23 Composition of DTE Board of Directors

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • System reliability Our communities • Customer satisfaction • System reliability Our investors • EPS • Cash flow • Relative total shareholder return Executive management compensation plan is aligned with our stakeholder priorities 24

Reconciliation of reported to operating earnings (non-GAAP) 25 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.